Exhibit 99.1

FILE CONTENTS: Steelcase Inc. (NYSE: SCS)

Four Year Segment Detail

One Year Segment Detail by Quarter

Notes:

Amounts expressed in $ million unless otherwise noted.

Reclassifications
Certain amounts in the prior years' financial statements have been reclassified to conform to the current year's segment presentation.

FY2011 Segments	FY2012 Segments

North America	The Americas
Steelcase North America	Steelcase North America Coalesse Latin America

International	EMEA
Europe, Middle East, Africa ("EMEA") Latin America Asia Pacific	Europe, Middle East, Africa ("EMEA")

Other	Other
PolyVision Coalesse Designtex	PolyVision Asia Pacific Designtex

This presentation contains a non-GAAP financial measure. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the consolidated statements of operations, balance sheets or statements of cash flows of the company. We have provided a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

The non-GAAP financial measure used is adjusted operating income (loss), which represents operating income (loss) excluding restructuring costs, goodwill and intangible assets impairment charges and income (loss) associated with changes in the cash surrender value of variable life company-owned life insurance policies (“variable life COLI income (loss)”). This measure is presented because management uses this information to monitor and evaluate financial results and trends. Therefore, management believes this information is also useful for investors.

Four Year Segment Detail

Steelcase Inc.	February 25, 2011		February 26, 2010		February 27, 2009		February 29, 2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)

Revenue	$2,437.1	100.0%	$2,291.7	100.0%	$3,183.7	100.0%	$3,420.8	100.0%
Cost of sales	1,693.8	69.5	1,619.9	70.7	2,236.7	70.3	2,322.6	67.9
Restructuring costs	25.8	1.1	22.0	0.9	23.9	0.7	(0.4)	-
Gross profit	717.5	29.4	649.8	28.4	923.1	29.0	1,098.6	32.1
Operating expenses	661.2	27.1	648.4	28.3	842.9	26.5	874.7	25.6
Goodwill and intangible assets impairment charges	-	-	-	-	65.2	2.0	21.1	0.6
Restructuring costs	4.8	0.2	12.9	0.6	14.0	0.5	-	-
Operating income (loss)	$51.5	2.1%	$(11.5)	(0.5)	$1.0	0.0%	$202.8	5.9%

Operating income (loss)	$51.5	2.1%	$(11.5)	(0.5%)	$1.0	0.0%	$202.8	5.9%
Restructuring costs	30.6	1.3	34.9	1.5	37.9	1.2	(0.4)	-
Goodwill and intangible assets impairment charges	-	-	-	-	65.2	2.0	21.1	0.6
Variable life COLI income (loss)	-	-	33.1	1.4	(41.1)	(1.3)	(0.5)	-
Adjusted operating income (loss)	$82.1	3.4%	$(9.7)	(0.4%)	$145.2	4.5%	$224.0	6.5%

The Americas	February 25, 2011		February 26, 2010		February 27, 2009		February 29, 2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)

Revenue	$1,504.6	100.0%	$1,389.4	100.0%	$1,956.6	100.0%	$2,157.6	100.0%
Cost of sales	1,066.3	70.9	993.0	71.5	1,417.0	72.4	1,501.1	69.6
Restructuring costs	6.6	0.4	8.5	0.6	22.6	1.2	1.7	0.1
Gross profit	431.7	28.7	387.9	27.9	517.0	26.4	654.8	30.3
Operating expenses	360.0	23.9	333.4	24.0	443.8	22.7	465.8	21.5
Goodwill and intangible assets impairment charges	-	-	-	-	1.7	0.1	-	-
Restructuring costs	1.1	0.1	4.1	0.3	10.8	0.5	-	-
Operating income (loss)	$70.6	4.7%	$50.4	3.6%	$60.7	3.1%	$189.0	8.8%

Operating income (loss)	$70.6	4.7%	$50.4	3.6%	$60.7	3.1%	$189.0	8.8%
Restructuring costs	7.7	0.5	12.6	0.9	33.4	1.7	1.7	0.1
Goodwill and intangible assets impairment charges	-	-	-	-	1.7	0.1	-	-
Variable life COLI income (loss)	-	-	32.9	2.3	(40.5)	(2.1)	(0.5)	-
Adjusted operating income (loss)	$78.3	5.2%	$30.1	2.2%	$136.3	7.0%	$191.2	8.9%

EMEA	February 25, 2011		February 26, 2010		February 27, 2009		February 29, 2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)

Revenue	$547.3	100.0%	$530.3	100.0%	$755.9	100.0%	$757.4	100.0%
Cost of sales	390.5	71.4	376.9	71.1	514.1	68.0	508.3	67.1
Restructuring costs	18.7	3.4	10.1	1.9	0.3	-	(2.0)	(0.3)
Gross profit	138.1	25.2	143.3	27.0	241.5	32.0	251.1	33.2
Operating expenses	156.1	28.5	160.4	30.2	194.9	25.8	199.1	26.3
Goodwill and intangible assets impairment charges	-	-	-	-	0.3	-	-	-
Restructuring costs	0.4	0.1	4.9	0.9	1.5	0.2	-	-
Operating income (loss)	$(18.4)	(3.4%)	$(22.0)	(4.1%)	$44.8	6.0%	$52.0	6.9%

Operating income (loss)	$(18.4)	(3.4%)	$(22.0)	(4.1%)	$44.8	6.0%	$52.0	6.9%
Restructuring costs	19.1	3.5	15.0	2.8	1.8	0.2	(2.0)	(0.3)
Goodwill and intangible assets impairment charges	-	-	-	-	0.3	-	-	-
Variable life COLI income (loss)	-	-	-	-	-	-	-	-
Adjusted operating income (loss)	$0.7	0.1%	$(7.0)	(1.3%)	$46.9	6.2%	$50.0	6.6%

Other	February 25, 2011		February 26, 2010		February 27, 2009		February 29, 2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)

Revenue	$385.2	100.0%	$372.0	100.0%	$471.2	100.0%	$505.8	100.0%
Cost of sales	237.0	61.5	250.0	67.2	305.6	64.9	313.2	61.9
Restructuring costs	0.5	0.1	3.4	0.9	1.0	0.2	(0.1)	-
Gross profit	147.7	38.4	118.6	31.9	164.6	34.9	192.7	38.1
Operating expenses	131.0	34.0	136.8	36.8	176.8	37.5	183.5	36.3
Goodwill and intangible assets impairment charges	-	-	-	-	63.2	13.4	21.1	4.2
Restructuring costs	3.3	0.9	3.9	1.0	1.7	0.4	-	-
Operating income (loss)	$13.4	3.5%	$(22.1)	(5.9%)	$(77.1)	(16.4%)	$(11.9)	(2.4%)

Operating income (loss)	$13.4	3.5%	$(22.1)	(5.9%)	$(77.1)	(16.4%)	$(11.9)	(2.4%)
Restructuring costs	3.8	1.0	7.3	1.9	2.7	0.6	(0.1)	-
Goodwill and intangible assets impairment charges	-	-	-	-	63.2	13.4	21.1	4.2
Variable life COLI income (loss)	-	-	-	-	-	-	-	-
Adjusted operating income (loss)	$17.2	4.5%	$(14.8)	(4.0%)	$(11.2)	(2.4%)	$9.1	1.8%

Corporate	February 25, 2011		February 26, 2010		February 27, 2009		February 29, 2008
	(unaudited)		(unaudited)		(unaudited)		(unaudited)

Operating expenses	$14.1		$17.8		$27.4		$26.3

One Year Segment Detail by Quarter

Steelcase Inc. - $	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Steelcase Inc. - %	Q1 2011	Q2 2011	Q3 2011	Q4 2011
	(unaudited)					(unaudited)

Revenue	$541.8	$599.8	$672.6	$622.9	Revenue	100.0%	100.0%	100.0%	100.0%
Cost of sales	378.8	417.5	461.8	435.7	Cost of sales	69.9	69.6	68.7	70.0
Restructuring costs	1.5	11.7	6.9	5.7	Restructuring costs	0.3	2.0	1.0	0.9
Gross profit	161.5	170.6	203.9	181.5	Gross margin	29.8	28.4	30.3	29.1
Operating expenses	161.9	162.8	176.0	160.5	Operating expenses	29.9	27.1	26.1	25.8
Restructuring costs	1.0	1.3	1.1	1.4	Restructuring costs	0.2	0.2	0.2	0.2
Operating income (loss)	$(1.4)	$6.5	$26.8	$19.6	Operating income (loss)	(0.3%)	1.1%	4.0%	3.1%

Operating income (loss)	$(1.4)	$6.5	$26.8	$19.6	Operating income (loss)	(0.3%)	1.1%	4.0%	3.1%
Restructuring costs	2.5	13.0	8.0	7.1	Restructuring costs	0.5	2.2	1.2	1.1
Adjusted operating income (loss)	$1.1	$19.5	$34.8	$26.7	Adjusted operating income (loss)	0.2%	3.3%	5.2%	4.2%

The Americas - $	Q1 2011	Q2 2011	Q3 2011	Q4 2011	The Americas - %	Q1 2011	Q2 2011	Q3 2011	Q4 2011
	(unaudited)					(unaudited)

Revenue	$332.2	$369.6	$406.6	$396.2	Revenue	100.0%	100.0%	100.0%	100.0%
Cost of sales	237.0	262.7	286.4	280.2	Cost of sales	71.4	71.1	70.4	70.7
Restructuring costs	1.4	1.9	2.4	0.9	Restructuring costs	0.4	0.5	0.6	0.2
Gross profit	93.8	105.0	117.8	115.1	Gross margin	28.2	28.4	29.0	29.1
Operating expenses	82.5	87.0	91.4	99.1	Operating expenses	24.8	23.5	22.5	25.0
Restructuring costs	-	0.7	0.2	0.2	Restructuring costs	-	0.2	0.1	0.1
Operating income (loss)	$11.3	$17.3	$26.2	$15.8	Operating income (loss)	3.4%	4.7%	6.4%	4.0%

Operating income (loss)	$11.3	$17.3	$26.2	$15.8	Operating income (loss)	3.4%	4.7%	6.4%	4.0%
Restructuring costs	1.4	2.6	2.6	1.1	Restructuring costs	0.4	0.7	0.7	0.3
Adjusted operating income (loss)	$12.7	$19.9	$28.8	$16.9	Adjusted operating income (loss)	3.8%	5.4%	7.1%	4.3%

EMEA - $	Q1 2011	Q2 2011	Q3 2011	Q4 2011	EMEA - %	Q1 2011	Q2 2011	Q3 2011	Q4 2011
	(unaudited)					(unaudited)

Revenue	$110.7	$121.8	$161.4	$153.4	Revenue	100.0%	100.0%	100.0%	100.0%
Cost of sales	81.1	88.6	112.5	108.3	Cost of sales	73.3	72.7	69.7	70.6
Restructuring (benefits) costs	-	9.7	4.1	4.9	Restructuring (benefits) costs	-	8.0	2.5	3.2
Gross profit	29.6	23.5	44.8	40.2	Gross margin	26.7	19.3	27.8	26.2
Operating expenses	37.1	34.9	41.4	42.7	Operating expenses	33.5	28.7	25.7	27.8
Restructuring costs	0.2	(0.1)	0.2	0.1	Restructuring costs	0.2	(0.1)	0.1	0.1
Operating income (loss)	$(7.7)	$(11.3)	$3.2	$(2.6)	Operating income (loss)	(7.0%)	(9.3%)	2.0%	(1.7%)

Operating income (loss)	$(7.7)	$(11.3)	$3.2	$(2.6)	Operating income (loss)	(7.0%)	(9.3%)	2.0%	(1.7%)
Restructuring (benefits) costs	0.2	9.6	4.3	5.0	Restructuring (benefits) costs	0.2	7.9	2.6	3.3
Adjusted operating income (loss)	$(7.5)	$(1.7)	$7.5	$2.4	Adjusted operating income (loss)	(6.8%)	(1.4%)	4.6%	1.6%

Other - $	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Other - %	Q1 2011	Q2 2011	Q3 2011	Q4 2011
	(unaudited)					(unaudited)

Revenue	$98.9	$108.4	$104.6	$73.3	Revenue	100.0%	100.0%	100.0%	100.0%
Cost of sales	60.7	66.2	62.9	47.2	Cost of sales	61.4	61.1	60.1	64.4
Restructuring (benefits) costs	0.1	0.1	0.4	(0.1)	Restructuring (benefits) costs	0.1	0.1	0.4	(0.1)
Gross profit	38.1	42.1	41.3	26.2	Gross margin	38.5	38.8	39.5	35.7
Operating expenses	36.1	34.3	36.1	24.5	Operating expenses	36.5	31.6	34.5	33.4
Restructuring costs	0.8	0.7	0.7	1.1	Restructuring costs	0.8	0.7	0.7	1.5
Operating income (loss)	$1.2	$7.1	$4.5	$0.6	Operating income (loss)	1.2%	6.5%	4.3%	0.8%

Operating income (loss)	$1.2	$7.1	$4.5	$0.6	Operating income (loss)	1.2%	6.5%	4.3%	0.8%
Restructuring (benefits) costs	0.9	0.8	1.1	1.0	Restructuring (benefits) costs	0.9	0.8	1.1	1.4
Adjusted operating income (loss)	$2.1	$7.9	$5.6	$1.6	Adjusted operating income (loss)	2.1%	7.3%	5.4%	2.2%

Corporate - $	Q1 2011	Q2 2011	Q3 2011	Q4 2011
	(unaudited)

Operating expenses	$6.2	$6.6	$7.1	$(5.8)